SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           TEMPLETON DRAGON FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee  computed  on  table  below  per  Exchange  Act  Rules 14a-6(i)(1)  and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:




                                                             IMPORTANT REMINDER


                           TEMPLETON DRAGON FUND, INC.
                      500 EAST BROWARD BOULEVARD-12TH FLOOR
                          FT. LAUDERDALE, FL 33394-3091

                         Annual Meeting of Shareholders
                   To be reconvened on Wednesday, May 29, 2002

Dear Shareholder:

We are writing to inform you that the Annual Meeting of Shareholders originally scheduled for Friday, May 3, 2002 has been adjourned to WEDNESDAY, MAY 29, 2002 AT 3:00 P.M. EASTERN TIME with respect to all Proposals except the election of Directors. The reason for this adjournment is to give Shareholders additional time to consider the matters presented and vote their shares. We urge you to take a moment and review the proxy and submit your voting instructions in a timely manner.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUND TO HOLD THE MEETING AS RESCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY.

For more information regarding the proxy, please refer to the proxy statement previously mailed to you or you may call GEORGESON SHAREHOLDER COMMUNICATIONS INC. the Fund's proxy agent, at 1-866 464-6806.

For your convenience, we have established three easy methods for you to vote:

     1. BY PHONE:    Please call GEORGESON SHAREHOLDER COMMUNICATIONS INC. toll free at 1-866-464-6806. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday from 12 noon to 6 p.m. Eastern Time.

     2. BY INTERNET: Access website WWW.PROXYVOTE.COM. and enter the 12-digit control  number  printed  on your  proxy  card.

     3. BY MAIL:     Return your executed proxy in the enclosed postage paid
                     envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by May 29, 2002.




                     REMEMBER, YOUR VOTE COUNTS. VOTE TODAY!



Thank you, for your prompt attention.